EXHIBIT 99
                                                                      ----------

[Logo]                                                 One Franklin Parkway
                                                       San Mateo, CA  94403-1906

                                                       tel     650/312.2000
                                                       franklintempleton.com

--------------------------------------------------------------------------------

Contact:       Franklin Resources, Inc.
               Investor Relations: Alan Weinfeld (650) 525-8900
               Corporate Communications: Lisa Gallegos (650) 312-3395 franklintempleton.com
--------------------------------------------------------------------------------
                                                           FOR IMMEDIATE RELEASE

           FRANKLIN RESOURCES, INC. ANNOUNCES THIRD QUARTER RESULTS

     SAN MATEO, CA, JULY 24, 2003 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $131.4 million, or $0.52 per share diluted on revenues of $683.9 million for the quarter ended June 30, 2003. In the preceding quarter, net income was $109.6 million, or $0.43 per share diluted, on revenues of $613.1 million. In the comparable quarter a year ago, net income was $125.7 million, or $0.48 per share diluted, on revenues of $666.1 million. Operating income increased 21% this quarter over the prior quarter and increased 10% over the same quarter in the prior year.

     As of June 30, 2003, assets under management by the company's subsidiaries were $287.0 billion, as compared to $252.4 billion last quarter and $270.4 billion at this time last year. Simple monthly average assets under management during the current quarter were $272.2 billion compared to $255.1 billion in the preceding quarter and $274.8 billion in the same quarter a year ago. Equity assets now comprise 50% of total assets under management as compared to 47% last quarter and 53% at June 30, 2002. Fixed-income assets now comprise 33% of total assets under management, as compared to 36% last quarter and 31% at the same time last year. As of June 30, 2003, hybrid/balanced assets account for 15% of total assets under management, and remained unchanged from last quarter and the comparable quarter a year ago. Sales exceeded redemptions by $6.0 billion for the current quarter compared to $2.5 billion for the prior quarter and $4.5 billion for the comparable quarter a year ago.

                                       1
--------------------------------------------------------------------------------

FISCAL THIRD QUARTER 2003 HIGHLIGHTS

PERFORMANCE AND PRODUCTS /1/,/2/

(See important footnotes in "Supplemental Information" section at the end of the release.)

* Approximately 80% of Franklin Templeton's total equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended June 30, 2003, while over 85% of the total equity mutual fund assets were in funds ranked in the top two quartiles for the three-, five- and 10-year periods. /3/,/4/
* Over 75% of Templeton equity mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-year period ended June 30, 2003, while over 90% of Templeton equity mutual fund assets were in funds ranked in the top quartile for the three-, five- and 10-year periods. /3/,/5/
* Our flagship global, international and emerging markets funds, Templeton Growth Fund, Templeton Foreign Fund and Templeton Developing Markets Trust, each ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2003. All three funds were also rated 4 stars overall by MORNINGSTAR. /3/,/6/,/7/
* All six Mutual Series funds ranked in the top two quartiles of their respective LIPPER peer groups for the applicable one-, three-, five- and 10-year periods ended June 30, 2003. /3/,/8/
* Over 85% of Franklin Templeton's taxable income mutual fund assets were in funds ranked in the top two quartiles of their respective LIPPER peer groups for the one-, three-, five- and 10-year periods ended June 30, 2003. /3/,/9/
* Our flagship hybrid/balanced product, Franklin Income Fund, ranked in the top 35% of its LIPPER peer group for the one-, three-, five- and 10-year periods ended June 30, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. /3/,/7/,/10/
* Franklin Large Cap Value Fund, ranked in the top half of its LIPPER peer group for the one-year period and ranked #1 for the three-year period ended June 30, 2003. The fund was also rated 5 stars overall by MORNINGSTAR. /3/,/7/,/11/
* Franklin MicroCap Value Fund, ranked in the top half of its LIPPER peer group for the one-, three- and five-year periods ended June 30, 2003. The fund was also rated 4 stars overall by MORNINGSTAR. The fund recently re-opened to new investors. /3/,/7/,/12/
* Franklin Federal Tax-Free Income Fund and Franklin New York Tax-Free Income Fund were rated 4 stars overall by MORNINGSTAR as of June 30, 2003. /7/
* Franklin U.S. Government Securities Fund ranked in the top two quartiles of its LIPPER peer group for the one-, three-, five- and 10-year periods ended June 30, 2003. /3/,/13/
* Franklin Strategic Income Fund ranked in the top quartile of its LIPPER peer group for the one-, three- and five-year periods ended June 30, 2003. /3/,/14/


GLOBAL BUSINESS DEVELOPMENTS
* Fiduciary Trust Company International received funding for a $264 million global fixed income assignment from Shinko Investment Trust in Tokyo.
* Launched Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund to offer institutional investors a new approach to enhanced index-based investing that seeks to limit risk.
* Published a white paper titled "FINDING OPPORTUNITIES IN FIXED INCOME: THE CASE FOR INVESTING IN SPREAD SECTORS" outlining the company's case for out-performance in the core-plus sectors in the coming five years.
* In Canada, Franklin Templeton's Quotential program, a family of investment portfolios comprised of funds from across the company, has grown to more than US$239 million in assets since its August 2002 launch. The program is one of the best selling investments of its type in Canada and introduced a new global equity portfolio that holds funds managed by Franklin, Templeton, Bissett, Mutual Series and Fiduciary Trust.
* Appointed as a fund manager for the Ministry of Information and Communication, the second largest institutional investor in Korea.
* Received first place as the Best Asset Manager for Fixed-Income for year-to-date performance from Korea Fund Research.
* Franklintempleton.com scored highest in The Customer Respect Group's Spring 2003 online study of financial services firms. /15/



                                        2
--------------------------------------------------------------------------------

 FRANKLIN RESOURCES, INC.
 CONSOLIDATED INCOME STATEMENTS
 (Dollar amounts in thousands except assets
 under management and per share data)         THREE MONTHS ENDED           NINE MONTHS ENDED
                                                    JUNE 30                     JUNE 30
                                            --------------------------------------------------------
                                              2003      2002   %          2003      2002     %
                                              ----      ----   CHANGE     ----      ----     CHANGE

 OPERATING REVENUES
 Investment management fees                  $376,553 $384,840    (2%) $1,075,862 $1,107,416    (3%)
 Underwriting and distribution fees           225,632  213,300      6%    605,727    602,844       -
 Shareholder servicing fees                    57,430   48,832     18%    160,796    144,197     12%
 Other, net                                    24,292   19,078     27%     60,108     55,768      8%
                                            ---------------------------------------------------------
 TOTAL OPERATING REVENUES                     683,907  666,050      3%  1,902,493  1,910,225       -
                                            ---------------------------------------------------------

 OPERATING EXPENSES
 Underwriting and distribution                207,071  191,586      8%    548,986    541,180      1%
 Compensation and benefits                    163,230  167,570    (3%)    483,157    487,477    (1%)
 Information systems, technology and
     occupancy                                 70,459   75,573    (7%)    214,458    223,364    (4%)
 Advertising and promotion                     22,281   29,268   (24%)     69,151     81,174   (15%)
 Amortization of deferred sales commissions    19,159   17,677      8%     52,244     51,467      2%
 Amortization of intangible assets              4,244    4,238       -     12,716     12,871    (1%)
 Other                                         28,088   26,286      7%     73,245     67,956      8%
                                            ---------------------------------------------------------
 TOTAL OPERATING EXPENSES                     514,532  512,198       -  1,453,957  1,465,489    (1%)
                                            ---------------------------------------------------------

 OPERATING INCOME                             169,375  153,852     10%    448,536    444,736      1%
                                            ---------------------------------------------------------

 OTHER INCOME (EXPENSES)
 Investment and other income                   22,415   18,017     24%     50,276     51,128    (2%)
 Interest expense                             (6,736)  (3,158)    113%   (12,805)    (9,134)     40%
                                            ---------------------------------------------------------
 OTHER INCOME, NET                             15,679   14,859      6%     37,471     41,994    (11%)
                                            ---------------------------------------------------------

 Income before taxes on income                185,054  168,711     10%    486,007    486,730       -
 Taxes on income                               53,666   43,021     25%    135,256    122,525     10%
                                            ---------------------------------------------------------

 NET INCOME                                  $131,388 $125,690      5%   $350,751   $364,205    (4%)
                                            =========================================================

 EARNINGS PER SHARE
      Basic                                     $0.52    $0.48      8%      $1.37      $1.39    (1%)
      Diluted                                   $0.52    $0.48      8%      $1.37      $1.39    (1%)

 DIVIDENDS PER SHARE                           $0.075   $0.070      7%     $0.225     $0.210      7%

 AVERAGE SHARES OUTSTANDING (in thousands)
      Basic                                   252,633  261,952    (4%)    255,721    261,507    (2%)
      Diluted                                 253,254  263,087    (4%)    256,343    262,401    (2%)

 OPERATING MARGIN /1/                             25%      23%       -        24%        23%       -

 ASSETS UNDER MANAGEMENT (in millions)
 Beginning of period                         $252,378 $274,474    (8%)    247,760   $246,385      1%
        Sales                                  21,956   18,606     18%     56,699     56,288      1%
        Reinvested distributions                  967    1,113   (13%)      3,034      4,216   (28%)
        Redemptions                          (15,997) (14,128)     13%   (47,168)   (43,930)      7%
        Distributions                         (1,514)  (1,692)   (11%)    (4,766)    (6,484)   (26%)
        Acquisitions                                -        -       -          -          -       -
        Appreciation/(depreciation)            29,164  (7,940)     N/A     31,395     13,958    125%
 END OF PERIOD                               $286,954 $270,433      6%   $286,954   $270,433      6%
 SIMPLE MONTHLY AVERAGE FOR PERIOD           $272,174 $274,816    (1%)   $261,817   $265,578    (1%)

/1/ Operating Margin: Operating income divided by total operating revenues.


                                        3
--------------------------------------------------------------------------------


FRANKLIN RESOURCES, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollar amounts in thousands except
per share data)                                                    THREE MONTHS ENDED
                                             30-JUN-03    31-MAR-03    %     31-DEC-02 30-SEP-02  30-JUN-02
                                             ---------    ---------  CHANGE  --------- ---------  ---------
                                                                     ------
OPERATING REVENUES
Investment management fees                    $376,553     $347,897      8%   $351,412  $355,239   $384,840
Underwriting and distribution fees             225,632      194,158     16%    185,937   189,853    213,300
Shareholder servicing fees                      57,430       55,315      4%     48,051    47,105     48,832
Other, net                                      24,292       15,765     54%     20,051    16,110     19,078
                                             ---------------------------------------------------------------
TOTAL OPERATING REVENUES                       683,907      613,135     12%    605,451   608,307    666,050
                                             ---------------------------------------------------------------

OPERATING EXPENSES
Underwriting and distribution                  207,071      173,068     20%    168,847   175,054    191,586
Compensation and benefits                      163,230      160,809      2%    159,118   157,627    167,570
Information systems, technology and
     occupancy                                  70,459       71,404    (1%)     72,595    70,797     75,573
Advertising and promotion                       22,281       24,226    (8%)     22,644    25,703     29,268
Amortization of deferred sales commissions      19,159       17,040     12%     16,045    16,141     17,677
Amortization of intangible assets                4,244        4,238       -      4,234     4,236      4,238
Other                                           28,088       22,644     24%     22,513    17,983     26,286
                                             ---------------------------------------------------------------
TOTAL OPERATING EXPENSES                       514,532      473,429      9%    465,996   467,541    512,198
                                             ---------------------------------------------------------------

OPERATING INCOME                               169,375      139,706     21%    139,455   140,766    153,852
                                             ---------------------------------------------------------------

OTHER INCOME (EXPENSES)
Other-than-temporary decline in investments
value                                                -            -       -          -  (60,068)          -
Investment and other income                     22,415       15,558     44%     12,303    14,015     18,017
Interest expense                               (6,736)      (3,037)    122%    (3,032)   (3,168)    (3,158)
                                             ---------------------------------------------------------------
OTHER INCOME (EXPENSES), NET                    15,679       12,521     25%      9,271  (49,221)     14,859
                                             ---------------------------------------------------------------

Income before taxes on income                  185,054      152,227     22%    148,726    91,545    168,711
Taxes on income                                 53,666       42,624     26%     38,966    23,027     43,021
                                             ---------------------------------------------------------------

NET INCOME                                    $131,388     $109,603     20%   $109,760   $68,518   $125,690
                                             ===============================================================

EARNINGS PER SHARE
     Basic                                       $0.52        $0.43     21%      $0.43     $0.26      $0.48
     Diluted                                     $0.52        $0.43     21%      $0.43     $0.26      $0.48

DIVIDENDS PER SHARE                             $0.075       $0.075       -     $0.075    $0.070     $0.070

AVERAGE SHARES OUTSTANDING (in thousands)
     Basic                                     252,633      257,023    (2%)    257,600   260,444    261,952
     Diluted                                   253,254      257,654    (2%)    258,218   261,497    263,087

OPERATING MARGIN /1/                               25%          23%       -        23%       23%        23%

EMPLOYEES                                        6,540        6,619    (1%)      6,670     6,711      6,457
BILLABLE SHAREHOLDER ACCOUNTS /2/(in millions)    15.2         14.3      6%       10.1       9.6        9.7

/1/ Operating Margin: Operating income divided by total operating revenues.
/2/ Effective January 1, 2003, billable shareholder accounts include additional partial service shareholder accounts.


                                        4
--------------------------------------------------------------------------------


FRANKLIN RESOURCES, INC.
PRELIMINARY SUMMARY BALANCE SHEET
(Dollar amounts in thousands)
                                                           PRELIMINARY
                                                                  JUNE     SEPTEMBER
                                                              30, 2003      30, 2002
                                                              --------      --------
ASSETS
Current assets                                              $2,988,762    $2,322,808
Banking/ finance assets                                      1,052,309     1,091,223
Non-current assets                                           3,004,236     3,008,707
-------------------------------------------------------------------------------------
TOTAL ASSETS                                                $7,045,307    $6,422,738
-------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                           $449,914      $455,019
Banking/ finance liabilities                                   897,966       883,936
Non-current liabilities                                      1,336,136       816,837
-------------------------------------------------------------------------------------
Total liabilities                                            2,684,016     2,155,792
Total stockholders' equity                                   4,361,291     4,266,946
-------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $7,045,307    $6,422,738
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
ENDING SHARES OF COMMON STOCK OUTSTANDING                      250,678       258,555
-------------------------------------------------------------------------------------



                                        5
--------------------------------------------------------------------------------

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)                             30-JUN-03    31-MAR-03   31-DEC-02   30-SEP-02   30-JUN-02
                                        -------------------------------------------------------------
      EQUITY
                   Global/international       $91.6        $75.7       $81.4       $76.5       $93.6
                   Domestic (U.S.)             50.7         42.7        43.5        41.4        48.5
                                        -------------------------------------------------------------
                   Total equity               142.3        118.4       124.9       117.9       142.1
                                        -------------------------------------------------------------

      HYBRID/BALANCED                          42.8         37.4        38.3        36.6        39.6

      FIXED-INCOME
                   Tax-free                    53.6         52.3        52.1        52.8        50.2
                   Taxable:
                      Domestic (U.S.)          31.4         29.4        27.3        26.1        24.7
                      Global/international     10.9          9.4         9.1         8.6         8.4
                                        -------------------------------------------------------------
                   Total fixed-income          95.9         91.1        88.5        87.5        83.3
                                        -------------------------------------------------------------

      MONEY MARKET                              6.0          5.5         6.0         5.8         5.4

                                        -------------------------------------------------------------
TOTAL ENDING ASSETS                          $287.0       $252.4      $257.7      $247.8      $270.4
                                        -------------------------------------------------------------
SIMPLE MONTHLY AVERAGE ASSETS                $272.2       $255.1      $254.8      $259.0      $274.8
                                        =============================================================


ASSETS UNDER MANAGEMENT & FLOWS

(in billions)                                                THREE MONTHS ENDED
                                          30-JUN-03    31-MAR-03    % CHANGE   30-JUN-02    % CHANGE
                                          ---------    ---------    --------   ---------    --------
BEGINNING ASSETS UNDER MANAGEMENT            $252.4       $257.7        (2%)      $274.5        (8%)
     U.S. RETAIL ASSETS
       Beginning assets                      $160.4       $162.7        (1%)      $172.8        (7%)
       -------------------------------------------------------------------------------------- -------
       Sales                                   11.7          9.2         27%        11.4          3%
       Reinvested distributions                 0.9          0.6         50%         1.1       (18%)
       Redemptions                            (8.5)        (7.7)         10%       (8.8)        (3%)
       Distributions                          (1.4)        (1.1)         27%       (1.6)       (13%)
       Acquisitions                               -            -           -           -           -
       Appreciation/(depreciation)             16.9        (3.3)         N/A       (5.0)         N/A
       ----------------------------------------------------------------------------------------------
       Ending assets                          180.0        160.4         12%       169.9          6%
       ----------------------------------------------------------------------------------------------
     OTHER ASSETS, INCLUDING INTERNATIONAL AND INSTITUTIONAL
       Beginning assets                       $92.0        $95.0        (3%)      $101.7       (10%)
       ----------------------------------------------------------------------------------------------
       Sales                                   10.2          8.4         21%         7.2         42%
       Reinvested distributions                 0.1            -        100%           -        100%
       Redemptions                            (7.5)        (7.4)          1%       (5.3)         42%
       Distributions                          (0.1)            -        100%       (0.1)           -
       Acquisitions                               -            -           -           -           -
       Appreciation/(depreciation)             12.3        (4.0)         N/A       (3.0)         N/A
       ----------------------------------------------------------------------------------------------
       Ending assets                          107.0         92.0         16%       100.5          6%
       ----------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT               $287.0       $252.4         14%      $270.4          6%
TOTAL ASSETS UNDER MANAGEMENT
         BEGINNING ASSETS                    $252.4       $257.7        (2%)      $274.5        (8%)
         --------------------------------------------------------------------------------------------
         Sales                                 21.9         17.6         24%        18.6         18%
         Reinvested distributions               1.0          0.6         67%         1.1        (9%)
         Redemptions                         (16.0)       (15.1)          6%      (14.1)         13%
         Distributions                        (1.5)        (1.1)         36%       (1.7)       (12%)
         Acquisitions                             -            -           -           -           -
         Appreciation/(depreciation)           29.2        (7.3)         N/A       (8.0)         N/A
         --------------------------------------------------------------------------------------------
         ENDING ASSETS                       $287.0       $252.4         14%      $270.4          6%
         --------------------------------------------------------------------------------------------

Note: Institutional assets totaling approximately $18.7 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at June 30, 2003, were approximately $94.9 billion, of which high net-worth assets comprised $10.0 billion.

                                        6
--------------------------------------------------------------------------------


ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
THREE MONTHS ENDED                                             30-JUN-03   31-MAR-03   30-JUN-02
------------------                                             ---------   ---------   ---------
GLOBAL/INTERNATIONAL EQUITY
       Beginning assets                                            $75.7       $81.4       $93.9
       ------------------------------------------------------------------------------------------
       Sales                                                         6.3         5.4         7.0
       Reinvested distributions                                      0.1           -         0.1
       Redemptions                                                 (5.7)       (4.6)       (4.7)
       Distributions                                               (0.1)           -       (0.1)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                  15.3       (6.5)       (2.6)
       ------------------------------------------------------------------------------------------
       Ending assets                                                91.6        75.7        93.6
       ------------------------------------------------------------------------------------------
DOMESTIC (U.S.) EQUITY
       Beginning assets                                             42.7        43.5        53.2
       ------------------------------------------------------------------------------------------
       Sales                                                         3.2         2.3         3.6
       Reinvested distributions                                      0.2           -         0.3
       Redemptions                                                 (2.1)       (2.1)       (2.6)
       Distributions                                               (0.2)           -       (0.4)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   6.9       (1.0)       (5.6)
       ------------------------------------------------------------------------------------------
       Ending assets                                                50.7        42.7        48.5
       ------------------------------------------------------------------------------------------

HYBRID/BALANCED
       Beginning assets                                             37.4        38.3        40.8
       ------------------------------------------------------------------------------------------
       Sales                                                         2.6         1.9         1.2
       Reinvested distributions                                      0.2         0.1         0.2
       Redemptions                                                 (1.1)       (1.2)       (0.6)
       Distributions                                               (0.3)       (0.2)       (0.2)
       Acquisitions                                                    -           -           -
       Appreciation/(depreciation)                                   4.0       (1.5)       (1.8)
       ------------------------------------------------------------------------------------------
       Ending assets                                                42.8        37.4        39.6
       ------------------------------------------------------------------------------------------
TAX-FREE INCOME
       Beginning assets                                             52.3        52.1        48.7
       ------------------------------------------------------------------------------------------
       Sales                                                         1.7         1.4         1.8
       Reinvested distributions                                      0.3         0.4         0.3
       Redemptions                                                 (1.5)       (1.4)       (1.4)
       Distributions                                               (0.6)       (0.6)       (0.6)
       Acquisitions                                                    -           -           -
       Appreciation                                                  1.4         0.4         1.4
       ------------------------------------------------------------------------------------------
       Ending assets                                                53.6        52.3        50.2
       ------------------------------------------------------------------------------------------
TAXABLE FIXED-INCOME
       Beginning assets                                             38.8        36.4        32.3
       ------------------------------------------------------------------------------------------
       Sales                                                         5.4         4.3         2.7
       Reinvested distributions                                      0.2         0.1         0.2
       Redemptions                                                 (3.3)       (2.9)       (2.3)
       Distributions                                               (0.3)       (0.3)       (0.3)
       Acquisitions                                                    -           -           -
       Appreciation                                                  1.5         1.2         0.5
       ------------------------------------------------------------------------------------------
       Ending assets                                                42.3        38.8        33.1
       ------------------------------------------------------------------------------------------
MONEY MARKET
       Beginning assets                                              5.5         6.0         5.6
       ------------------------------------------------------------------------------------------
       Sales                                                         2.7         2.3         2.3
       Reinvested distributions                                        -           -           -
       Redemptions                                                 (2.3)       (2.9)       (2.5)
       Distributions                                                   -           -           -
       Acquisitions                                                    -           -           -
       Appreciation                                                  0.1         0.1           -
       ------------------------------------------------------------------------------------------
       Ending assets                                                 6.0         5.5         5.4
       ------------------------------------------------------------------------------------------
ENDING ASSETS UNDER MANAGEMENT                                    $287.0      $252.4      $270.4


                                        7
--------------------------------------------------------------------------------

CONFERENCE CALL INFORMATION

     On Thursday, July 24, 2003, Franklin Resources, Inc., [NYSE:BEN] will release its third fiscal quarter 2003 financial results. Martin Flanagan and Greg Johnson, co-presidents of Franklin Resources, Inc., will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts' questions.
     Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 574-4065 in the U.S. or
(706) 679-3804 internationally.
     A replay of the call will be archived on franklintempleton.com through August 7, 2003. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #1538370, after 7:30 p.m. Eastern Time on July 24, 2003, through 11:59 p.m. Eastern Time on August 7, 2003. Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-3395.
     Franklin Resources, Inc. is a global investment organization operating as Franklin Templeton Investments. Franklin Templeton provides global and domestic investment management services through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and approximately $287 billion in assets under management as of June 30, 2003. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.

SUPPLEMENTAL INFORMATION

     1. Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. For more information on any U.S. Franklin Templeton fund, investors should request a prospectus containing more complete information, including sales charges, expenses and risks, from securities dealers or by calling Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN(R)(1-800/342-5236). Investors should read the prospectus carefully before investing or sending money. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.
     2. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR ratings are based on Class A shares. LIPPER rankings are based on Class A shares, with the exception of those for Mutual Series, which are based on Class Z shares, which are offered to qualified investors only and have no sales charges nor Rule 12b-1 fees. All asset data is based on 5/31/03 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary. Investment return and principal value will fluctuate with market conditions and an investor may experience a gain or loss when they sell their shares.
     3. LIPPER calculates averages by taking all the funds in a peer group and averaging their total returns for the periods indicated. LIPPER tracks 129 peer groups of long-term U.S. retail mutual funds, and the groups vary in size from 4 to 1098. LIPPER total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.
     4. Source: LIPPER(R)INC., 6/30/03. Of the eligible Franklin Templeton non-money market equity funds tracked by LIPPER, 8, 24, 21 and 9 funds ranked in the top quartile and 16, 7, 10 and 10 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, in their respective LIPPER peer groups.
     5. Source: LIPPER(R)INC., 6/30/03. While shorter-term performance for some Templeton funds has been negative, 1 out of 10 eligible Templeton equity funds ranked in the top LIPPER quartile for the one-year period, 8 of 9 for the three-year period, 4 of 9 for the five-year period and 3 of 8 for the 10-year period in their respective LIPPER peer groups. 3 out of 10 eligible Templeton equity funds ranked in the second LIPPER quartile for the one-year period, 1 of 9 for the three-year period, 3 of 9 for the five-year period and 3 of 8 for the 10-year period in their respective LIPPER peer groups.
     6. Source: LIPPER(R)INC., 6/30/03. Templeton Growth Fund Class A ranked 85 in a universe of 315 funds in LIPPER's "Global Funds" group for the one-year period, 15 of 218 for the three-year period, 11 of 163 for the five-year period and 6 of 35 for the 10-year period. Templeton Foreign Fund Class A ranked 226 in a universe of 818 funds in LIPPER's "International Funds" group for the one-year period, 27 of 617 for the three-year period, 41 of 461 for the five-year period and 13 of 103 for the 10-year period. Templeton Developing Markets Trust Class A ranked 26 in a

                                        8
--------------------------------------------------------------------------------
          universe of 179 funds in Lipper's "Emerging Markets Funds" group for the one-year period, 33 of 132 for the three-year period, 46 of 115 for the five-year period and 3 of 9 for the 10-year period. Templeton Growth Fund, Templeton Foreign Fund and Templeton Developing Markets Trust have experienced negative shorter-term fund performance.
     7. Source: [MORNINGSTAR](C)6/30/03. For each fund with at least a three-year history, MORNINGSTAR calculates a MORNINGSTAR Rating based on a MORNINGSTAR Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall MORNINGSTAR Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) MORNINGSTAR Rating metrics. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MORNINGSTAR Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 252; 199; 48 World Stock funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Templeton Growth Fund 4, 4, 4. The following fund was rated against 682; 524; 111 Foreign Stock funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Templeton Foreign Fund 4, 4, 4. The following fund was rated against 126; 110; 8 Diversified Emerging Markets funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Templeton Developing Markets Trust 3, 3, 5. The following fund was rated against 153; 117; 26 Conservative Allocation funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the Morningstar ratings were: Franklin Income Fund 5, 4, 3. The following fund was rated against 632; N/A; N/A Large Value funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Franklin Large Cap Value Fund 5, N/A, N/A. The following fund was rated against 180; 128; N/A Small Value funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Franklin MicroCap Value Fund 5, 4, N/A. The following fund was rated against 229; 204; 104 Muni National Long funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Franklin Federal Tax-Free Income Fund 3, 3, 4. The following fund was rated against 77; 71; 38 Muni New-York Long funds for the respective 3-, 5- and 10-year periods ended 6/30/03, as applicable. For the 3-, 5- and 10-year periods ended 6/30/03, the MORNINGSTAR ratings were: Franklin New York Tax-Free Income Fund 3, 4, 5.
     8. Source: LIPPER(R)INC., 6/30/03. 6 out of 6 eligible Mutual Series equity funds ranked in the top two Lipper quartiles for the one-year period, 6 of 6 ranked in the top LIPPER quartile for the three-year period, 6 of 6 ranked in the top quartile for the five-year period and 4 of 4 ranked in the top quartile for the 10-year period in their respective LIPPER peer groups.
     9. Source: LIPPER(R)INC., 6/30/03. Of the eligible Franklin Templeton non-money market taxable income funds tracked by LIPPER, 5, 3, 3 and 3 funds ranked in the top quartile and 3, 5, 3 and 1 fund(s) ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, in their respective LIPPER peer groups.
     10. Source: LIPPER(R)INC., 6/30/03. Franklin Income Fund Class A ranked #2 in a universe of 142 funds in LIPPER's "Income Funds" group for the one-year period, 4 of 88 for the three-year period, 4 of 73 for the five-year period and 6 of 17 for the 10-year period.
     11. Source: LIPPER(R)INC., 6/30/03. Franklin Large Cap Value Fund Class A ranked 142 in a universe of 387 funds in LIPPER's "Large-Cap Value Funds" group for the one-year period and 1 of 288 for the three-year period.
     12. Source: LIPPER(R)INC., 06/30/03. Franklin MicroCap Value Fund Class A ranked 124 in a universe of 250 funds in LIPPER's "Small-Cap Value Funds" group for the one-year period, 13 of 179 for the three-year period and 28 of 120 for the five-year period. Franklin MicroCap Value Fund has experienced negative shorter-term fund performance.
     13. Source: LIPPER(R)INC., 6/30/03. Franklin U.S. Government Securities Fund Class A ranked 23 in a universe of 65 funds in LIPPER's "GNMA Funds" group for the one-year period, 17 of 53 for the three-year period, 15 of 46 for the five-year period and 5 of 24 for the 10-year period.
     14. Source: LIPPER(R)INC., 6/30/03. Franklin Strategic Income Fund Class A ranked 7 in a universe of 110 funds in LIPPER's "Multi-Sector Income Funds" group for the one-year period, 24 of 101 for the three-year period and 15 of 85 for the five-year period.
     15. For more information on The Customer Respect Group, visit http://www.customerrespect.com.
                                        9
--------------------------------------------------------------------------------

FORWARD-LOOKING STATEMENTS

     Statements in this press release regarding Franklin Resources, Inc.'s business which are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These risks, uncertainties and other important factors are described in more detail in the "Risk Factors" section in Franklin's recent filings with the U.S. Securities and Exchange Commission, including, without limitation, the "Risk Factors" section of the Management's Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, and Franklin's most recent Form 10-Q.

     * Continuing volatility in the equity markets have caused the levels of our assets under management to fluctuate significantly.
     * Weak market conditions may lower our assets under management and reduce our revenues and income.
     *    We  face  strong   competition  from  numerous  and  sometimes  larger
          companies.
     * Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
     * The ongoing threat of terrorism and the recent reports of accounting irregularities may adversely affect the general economy, financial and capital markets and our business.
     * We face risks associated with conducting operations in numerous foreign countries.
     * Our emerging market portfolios and related revenues are vulnerable to market-specific political and economic risks.
     * Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
     * Technology and operating risk and limitations could constrain our operations.

                                      # # #

--------------------------------------------------------------------------------